EXHIBIT 10.8


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                                 Form of Warrant

                                                      Certificate number:  _____


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH RULE 144A TO A PERSON THAT IT AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER (QIB) PURCHASING FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF ANOTHER QIB, OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


WARRANT TO PURCHASE _____________ SHARES OF COMMON STOCK


                       Carnegie International Corporation
                            (a Colorado Corporation)
                     Not Transferable Or Exercisable Except
                        Upon Conditions Herein Specified
                          Void after 5:00 O'Clock P.M.,
              Eastern Daylight Savings Time, on September 29, 1999.

         Carnegie International Corporation, a Colorado corporation (the "Company") hereby certifies that ____________________________, it registered successors and permitted assigns registered on the books of the Company maintained for such purposes as the registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company (the "Shares") stated above at the purchase price defined herein (the "Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

1.       Exercise of Warrants.

         (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at 11419 Cronridge Drive, Suite 9, Owings Mills, Maryland 21117, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

         (b) This Warrant may be exercised in whole or in part at any time or times prior to 5:00 o'clock P.M., Eastern Daylight Savings time, on September 29, 1999.

2.       Exercise Price.

         (a) The exercise price of the Warrant shall be fifty percent (50%) of the average "Market Price" of the Carnegie Shares as quoted by the NASD Over the Counter Bulletin Board Service ("OTCBB") for the 30 consecutive trading days before the exercise date. The term "Market Price" shall be defined as (i) the closing price of the Shares; or (ii) the highest closing price if the Shares trade on more than one market or exchange; or (iii) the mean between the highest bid and the lowest asked prices.

         (b) The Company hereby agrees to maintain such records on a daily basis so as to have the ability to provide the Holder with the Exercise Price on any given day. The Holder may request such information from the Company at any reasonable time.

3.       Exchange and Transfer of Warrant.

         (a) This Warrant (i) at any time or times prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered,
(ii) may not be sold, transferred, hypothecated, or assigned, in whole or in part, after thirty (30) days prior to the expiration hereof, without the prior written consent of the Company.

         (b) Notwithstanding anything to the contrary herein, Tiller shall have the right to assign this Warrant, in whole or in part, to the Talidan Shareholders, or beneficial owners thereof, immediately upon receipt hereof or as other wise agreed with the Company, or to any private "family type trusts" or similar transfers, provided such is a completely private transaction and provided the transferee intends to and shall be bound to the terms hereof ad provided said transfer is not otherwise in violation of the appropriate US and state securities laws. As a result of any such assignment the Company shall cancel this warrant and reissue such warrants in such smaller amounts consistent with the terms hereof.

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4.       Rights and Obligations of Warrant Holder.

         (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 3 and 6 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

         (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

5.       Shares Underlying Warrants.

         The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp-taxes, liens, and charges with respect to the purchase thereof; and such Shares shall rank in pari passu in all respects with the issued Stock of the Company at the date of issue. In addition, the Company agrees at all times to

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reserve and keep available an authorized  number of Shares  sufficient to permit the exercise in full of this Warrant together with any other warrants, options or conversion rights.

6.       Disposition of Warrants or Shares.

         (a) The holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby understand and agree that this warrant and the shares of common stock issuable upon the exercise hereof have not been registered under either the securities act of 1931 (the "Act") or applicable state securities laws (the "State Acts"). This warrant and the Shares to be acquired hereunder shall be for investment and not with a view to distribution or resale and shall not be subject to a security interest, sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder, subject to the terms of section 3(b) hereof or in compliance with the exemptions provided by the legend set out in section 6(b) below, without (1) an effective registration statement for such shares under the act, or (2) upon the issuance to the company of a favorable opinion of counsel and/or submission to the company of such evidence as may be satisfactory to counsel to the company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts, which opinion shall not be unreasonably withheld, or (3) in compliance with rule 144 of the General Rules and Regulations under the Act.

It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

         (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

         THIS SECURITY AND ANY SECURITY EVIDENCED OR REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICT10N OF THE UNITED STATES. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUT10N 0R RESALE, AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH RULE 144A TO A PERSON THAT IT AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER (QIB) PURCHASING FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF ANOTHER QIB, OR (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144. THEREUNDER (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

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The Company does not currently  file periodic  reports with the  Securities  and
Exchange  Commission  ("SEC")  pursuant  to the  provisions  of  the  Securities
Exchange Act of 1934, as amended. Except as provided in Section 9 of this Warrant, the Company has not agreed to register any of the Holder's Shares with respect to which this Warrant may be exercisable for distribution in accordance with the provisions of the Act or the State Acts. Hence, it is the understanding of the Holders of this Warrant that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the SEC, the Shares with respect to which this Warrant may be exercisable may be required to be held for up to 2 years pursuant to Rule 144 or Regulation S of the Act, subject to the prohibitions of said rule and regulation, unless said Shares become registered, or unless another exemption from such registration is available, in which case the Holder may still be limited as to the number of Shares with respect to which this Warrant may be exercised that may be sold.

7.       Adjustments.

         The number of Shares purchasable upon the exercise of each Warrant and/or the Exercise Price per Share may be subject to adjustment from time to time upon the occurrence of any of the events enumerated below.

         (a) In case the Company shall: (i) pay a dividend in Shares or, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue, by reclassification of its Shares, any shares of its capital stock, the amount of Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of the Warrant that number of Shares which such Holder would have owned or would have been entitled to receive after the happening of such event had such Holder exercised the Warrant . minediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision, combination or reclassification or in such manner as the Company's auditors confirm to be equitable. An adjustment made pursuant to this subsection (a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event.

         (b) No adjustment shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable hereunder, provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 7 shall be made to the nearest one-hundredth of a Share.

         (c) No adjustment shall be made in any of the following cases:

              i) Upon the grant or exercise of stock options now or hereafter granted, or under any employee stock option or stock purchase plan now or hereafter authorized, to the

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extent that the  aggregate of the number of Shares which may be purchased  under such options and the number of Shares issued under such employee stock purchase plan is less than or equal to 10% of the number of Shares outstanding on January 1 of the year of the grant or exercise;

              ii) Shares issued upon the conversion of any of the Company's convertible or exchangeable securities;

              iii) Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation or entity, and Shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including Shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), Shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and Shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger; and

              iv) Shares issued pursuant to this Warrant and pursuant to all stock options and warrants outstanding on the date hereof.

         (d) Notice to Warrant Holders of Adjustment. Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this
Section 7 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

         (e) Notwithstanding anything to the contrary herein, in the event of the occurrence of a capital transaction, including but not limited to, a share dividend, share exchange, merger, reverse merger or other capital transaction of an extraordinary nature, which shall make the computation of the Exercise Price, as set forth in Section 2 hereof, inaccurate or inappropriate, the said method of computation shall be appropriately revised.

8.       Fractional Shares.

         The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares with respect to which this Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefor in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next preceding the day of exercise.

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9.       Registration Rights.

         (a) i) If the Company at any time elects or proposes to register any of its Shares (the "Registration Shares") under the Securities Act of 1933 (the "Act") on Forms S-1, S-2, S-3 or S-18, or any successor registration statement forms in effect at such time (a "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to which Shares owned by any shareholder of the Company may be registered, the Company shall give thirty (30) days prior written notice (the "Registration Notice") to the Holder of its intention to register the Registration Shares. Notwithstanding anything to the contrary herein, Holder shall have no rights under this section pertaining to Warrants which remain unexercised at the time of any registration.

              ii) Within twenty (20) days after the Registration Notice shall have been given to the Holder, the Holder shall give written notice to the Company (the "Holder Notice"), stating the number of Shares to be registered (the "Holder Shares") and the states in which the Holder wishes to register the Shares.

              iii) The Company shall use reasonable efforts to register the Holder Shares under the Act and the applicable state securities laws (the "State Acts") designated by the Holder in the Holder Notice. Anything contained herein to the contrary notwithstanding, the Company shall have the right to withdraw and discontinue registration of the Holder Shares at any time prior to the effective date of such Registration Statement if the registration of the Registration Shares is withdrawn or discontinued.

              iv) The Company shall not be required to include any of the Holder
Shares in any Registration Statement unless the Holder agrees, if so requested by the Company, to: (A) offer and sell the Holder Shares to or through an underwriter selected by the Company and, to the extent possible, on substantially the same terms and conditions (but in no event on less favorable terms and conditions) under which the Registration Shares are to be offered and sold; (B) comply with any arrangements, terms and conditions with respect to the offer and sale of the Shares to which the Company may be required to agree; and
(C) enter into any underwriting agreement containing customary terms and conditions, including provisions for the indemnification of the underwriters.

         (b) If the offering of the Registration Shares by the Company is, in whole or in part, an underwritten public offering, and if the managing underwriter determines and advises the Company in writing that the inclusion in such Registration Statement of all of the Holder Shares,: together with the Shares of other persons who have exercised their right to include their Shares in the Registration Statement (collectively referred to as the "Aggregate Shares") would adversely affect the marketability of the offering of the Registration Shares, then the Holder shall be entitled to register a proportion, as determined in Subsection (b)(i) below, of such number of Aggregate Shares as the managing underwriter determines may be included without such adverse

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effects ("Aggregate  Underwriter Shares"),  subject to the terms, exceptions and conditions of this Section 9.

              i) The proportion of the Aggregate Underwriter Shares which the Holder in its capacity as such shall be entitled to register shall be equal to the ratio which the Holder Shares bears to the Aggregate Shares.

         (c) The Company shall bear all costs and expenses of registration of the Registration Shares; provided, however, that the Holder shall bear all costs and expenses directly related to registration of the Holder Shares, including its proportionate amount of underwriters discounts and commissions, and expenses of counsel for the Holder.

         (d) It shall be a condition precedent to the Company's obligation to register any Holder Shares pursuant to this Section 9 that the Holder provide the Company with all information and documents, and shall execute, acknowledge, seal and deliver all documents reasonably necessary, to enable the Company to comply with the Act, the State Acts, and all applicable laws, rules and regulations of the SEC or of any State Securities Commission, in relation to the Holder's Shares.

         (e) The Holder shall indemnify and hold harmless the Company, each of its directors and officers who have signed the Registration Statement, each person, if any, who is a controlling person or the Company and any underwriter from and against any and all losses, claims, damages, expenses or liabilities (including amounts paid in settlement and reasonable attorneys' fees) (the "Liabilities"), on a several basis, to which they or any of them may become subject under the Act, under any State Act or at common law or otherwise insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Holder in connection therewith.

         (f) Shelf Registration. The Company hereby agrees that in the event it shall meet all of the requirements necessary to file a Form S-3 to effectuate a "Shelf Registration" in accordance, with the applicable securities laws of the United States, and it shall in all respects be eligible for and qualify for the same, it shall use its best efforts to effectuate and maintain a Shelf Registration.

10.      Loss or Destruction.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant

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Certificate,  the  Company at its expense  will  execute  and  deliver,  in lieu thereof, a new Warrant Certificate of like tenor.

11.      Survival.

         The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

12.      Governing Law.

         This Option shall be governed by and construed and enforced in accordance with the laws of the State of Maryland. In the event of any ambiguity or conflict between this instrument and the Agreement of Purchase between the Parties, this instrument shall control.

13.       Notices.

         Whenever  any  notice,   payment  of  any  purchase   price,  or  other
communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section I hereof, and if to the Holder, it will be addressed to the registered Holder at his address as it appears on the books of the Company.

         IN WITNESS WHEREOF, Carnegie International Corporation has caused this instrument to be signed in its corporate name under its corporate seal by its President this ___ day of ________________ 1997.

ATTEST:                                Carnegie International Corporation



/s/                                    By:  /s/Lowell Farkas
                                            Lowell Farkas, President

                                  PURCHASE FORM



                                                                       Date

TO:  Camegie International Corporation

         The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ___________ shares of the Common Stock, par value $0.00 per share, of ______________ and hereby makes payment of $ in accordance with the provisions of Section 1 of the Warrant Certificate in payment of the purchase price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
                  (Please typewrite or print in block letters)

Address:







                                       By:






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